Exhibit 99.1

Cisco Announces Agreement to Acquire Starent Networks

Acquisition of Starent Networks Expands Cisco’s Mobile Internet Offerings for Service Providers

SAN JOSE, CA and TEWKSBURY, MA, Oct 13, 2009 (MARKETWIRE via COMTEX) — Cisco(R) (NASDAQ: CSCO) and Starent Networks (NASDAQ: STAR) today announced a definitive agreement for Cisco to acquire Starent Networks. Starent Networks is a leading supplier of IP-based mobile infrastructure solutions targeting mobile and converged carriers. The Mobile Internet is at an inflection point as IP-enabled Smartphones and other connected mobile devices gain rapid acceptance. Service Providers have been actively investing in this market as global mobile data traffic is expected to more than double every year through 2013, according to the Cisco Visual Networking Index.

Under the terms of the agreement, Cisco will pay $35 per share in cash in exchange for each share of Starent Networks and assume outstanding equity awards for an aggregate purchase price of approximately $2.9 billion. The acquisition has been approved by the boards of directors of both companies.

The acquisition is expected to close during the first half of calendar year 2010; however, the close date is subject to customary closing conditions and regulatory reviews. Cisco expects the acquisition to be dilutive to non-GAAP earnings in fiscal years 2010 and 2011 and accretive to non-GAAP earnings in fiscal year 2012.

“We are very pleased that Starent Networks will be joining the Cisco team, and we believe their products and engineering talent will greatly benefit our Service Provider customers as they build out their Mobile Internet offerings,” said John Chambers, Chairman and Chief Executive Officer.

“Cisco and Starent Networks share a common vision and bring complementary technologies designed to accelerate the transition to the Mobile Internet, where the network is the platform for Service Providers to launch, deliver and monetize the next generation of mobile multimedia applications and services,” said Pankaj Patel, Senior Vice President/General Manager, Service Provider Business.

“Combining Cisco’s strength in Video and IP with Starent Networks’ leading mobile infrastructure solutions, creates a compelling portfolio of products that provides an integrated architecture to offer rich, quality multimedia experiences to mobile subscribers on 3G and 4G networks,” said Starent Networks President and Chief Executive Officer Ashraf Dahod.

Starent Networks’ mobile infrastructure solutions play an important role in enabling Service Providers to scale their mobile infrastructure and monetize their investments via differentiated experiences. The company provides the multimedia intelligence, core network functions and services to manage access from any 2.5G, 3G, and 4G radio network to a mobile operator’s packet core network. Starent Networks’ access-independent technology is deployed in CDMA2000 (1X, EV-DO), UMTS/HSPA and WiMax networks.

Prior to the close, Cisco and Starent Networks will continue to operate as separate companies. Upon completion of the transaction, Starent Networks will become the new Mobile Internet Technology Group led by Starent Networks’ President and Chief Executive Officer Ashraf Dahod, within Cisco’s Service Provider Business which is led by Pankaj Patel, Senior Vice President/General Manager.

Starent Networks was founded in 2000 and completed its initial public offering in 2007. The company is based in Tewksbury, Mass. and has approximately 1,000 employees worldwide. For the year ended Dec. 31, 2008, Starent Networks reported revenue of $254.1 million, up 74 percent from the prior year.

Editor’s Note

— Ned Hooper, Chief Strategy Officer and Senior Vice President, Consumer Business, Cisco; Pankaj Patel, Senior Vice President/General Manager, Service Provider Business, Cisco; and Starent Networks President and Chief Executive Officer Ashraf Dahod will host a joint investor call on Oct. 13 at 11:30 a.m. EDT to discuss the proposed transaction. The dial-in number is 888-788-8648 and 212-287-1646 for international callers. Replay of the event is available until Oct. 27 at 800-856-2254 and 402-280-9961 for international callers.

About Cisco

Cisco (NASDAQ: CSCO) is the worldwide leader in networking that transforms how people connect, communicate and collaborate. Information about Cisco can be found at http://www.cisco.com. For ongoing news, please go to http://newsroom.cisco.com.

About Starent Networks

Starent Networks, Corp. is a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services to their subscribers. Starent Networks has created solutions that provide mobile operators with the functions and services needed for access, mobility management and call control in their networks. Through integrated intelligence and high performance capabilities, Starent Networks’ solutions also enhance subscriber management, billing and session policy enforcement. The company’s products are capable of supporting a wide range of mobile wireless networks, such as CDMA2000, UMTS/HSPA, LTE, WiFi, and WiMAX. Starent Networks’ products have been deployed by over 100 mobile operators in 45 countries. Additional information about Starent Networks is available at www.starentnetworks.com.

Cisco, the Cisco logo and Cisco Systems are registered trademarks or trademarks of Cisco Systems, Inc. and/or its affiliates in the United States and certain other countries. Starent and the Starent Networks logo are registered trademarks or trademarks of Starent networks, Corp. in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners. The use of the word partner does not imply a partnership relationship between Cisco and any other company.

This document is Cisco Public Information.

Forward-Looking Statements

This press release contains forward-looking statements which are subject to safe harbors created under the U.S. federal securities laws. These statements include, among others, statements regarding Cisco’s ability as a result of the acquisition to accelerate the transition to the mobile internet where the network is the platform for Service Providers to launch, deliver and monetize the next generation of mobile multimedia applications and services, the expected benefits of the acquisition to Cisco and its customers, the expected financial performance of Cisco (including earnings projections) following completion of the acquisition, and the timeframe during which the acquisition is expected to close. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, obtaining Starent Networks’ stockholder and regulatory approval of the acquisition, the potential impact on the business of Starent Networks due to uncertainty about the acquisition, the retention of employees of Starent Networks and the ability of Cisco to successfully integrate Starent Networks’ market opportunities, technology, personnel and operations and to achieve anticipated results. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent Form 10-K filed with the SEC on September 11, 2009, as well as the “Risk Factors” section of Starent Networks’ most recent Form 10-K filed with the SEC on February 27, 2009 and of Starent Networks’ subsequent Forms 10-Q. The parties undertake no obligation to revise or update any forward-looking statements for any reason.

Any statements in this press release about future expectations, plans and prospects for Starent Networks, including statements about the expected timetable for consummation of the merger and its benefits, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These statements contain the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties that are subject to change based on factors that are, in many instances, beyond Starent’s or Cisco’s control. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the merger; uncertainties as to how Starent stockholders will vote their shares with respect to the merger; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, suppliers, other business partners or governmental entities, other business effects, including the effects of industry, economic or political conditions outside of Starent’s or Cisco’s control; transaction costs; actual or contingent liabilities; or other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Starent, including the inability to predict the future success or market acceptance of Starent’s multimedia core platform solutions, the highly competitive and rapidly evolving market in which Starent competes, Starent’s limited operating history, the fluctuation of its past operating results, its reliance on a limited number of customers for a significant portion of its revenues and its reliance on a single line of products and other factors discussed in the “Risk Factors” section of Starent’s Annual Report on Form 10-K for the year ended December 31, 2008, and other documents Starent periodically file with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent Starent’s views as of the date of this press release. Starent anticipates that subsequent events and developments will cause its views to change. However, while Starent may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Starent’s views as of any date subsequent to the date of this press release.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Starent Networks plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Cisco, Starent Networks, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Cisco and Starent Networks through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Starent Networks by contacting Starent Networks Investor Relations at 978-863-3743.

Cisco and Starent Networks, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Cisco’s directors and executive officers is contained in Cisco’s Annual Report on Form 10-K for the year ended July 25, 2009 and its proxy statement dated September 17, 2009, which are filed with the SEC. Information regarding Starent Networks’ directors and executive officers is contained in Starent Networks’ Annual Report on Form 10-K for the year ended December 31, 2008 and its proxy statement dated April 7, 2009, which are filed with the SEC. As of September 30, 2009, Starent Networks’ directors and executive officers beneficially owned approximately 15,619,972 shares, or 21 percent, of Starent Networks’ common stock. In addition, Starent Networks has entered into retention agreements with its executive officers, which are described in a Current Report on Form 8-K filed by Starent Networks with the SEC on June 11, 2009, and certain of the officers are entering into employment agreements with Cisco, which will become effective as of the closing of the transaction. A more complete description of these agreements and the interests of the officers and directors will be available in the Proxy Statement.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, Starent Networks will file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. The proxy statement will be mailed to the stockholders of Starent Networks. Starent Networks’ stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Starent Networks. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Starent Networks by going to Starent Networks’ Investor Relations page on its corporate website at http://ir.starentnetworks.com.

Starent Networks and its officers and directors may be deemed to be participants in the solicitation of proxies from Starent Networks’ stockholders with respect to the acquisition. Information about Starent Networks executive officers and directors and their ownership of Starent Networks common stock is set forth in the proxy statement for the Starent Networks 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2009. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Starent Networks and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Cisco and its officers and directors may be deemed to have participated in the solicitation of proxies from Starent Networks’ stockholders in favor of the approval of the acquisition. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2009 Annual Meeting of Shareholders, which was filed with the SEC on September 23, 2009, and annual report on Form 10-K filed with the SEC on September 11, 2009. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at http://www.cisco.com/go/investors.

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Press Contact:

Cisco:

Terry Alberstein

+1 408 424 0181

talberst@cisco.com

Kristin Carvell

+1 408 424 0206

kcarvell@cisco.com

Starent Networks:

Andy Capener

+1 978 863 2177

acapener@starentnetworks.com

Analyst Contact:

Cisco:

Charlie Guyer

+ 1 978 936 0825

chguyer@cisco.com

Carter Cromwell

+ 1 408 526 6914

ccromwel@cisco.com

Starent Networks:

Andy Capener

+1 978 863 2177

acapener@starentnetworks.com

Investor Relations Contact:

Cisco:

Laura Graves

+ 1 408 526 6521

lagraves@cisco.com

Starent Networks:

Mark Donohue

+1 978 863 3780

mdonohue@starentnetworks.com